Exhibit 10.2
THIRD LIEN PLEDGE AGREEMENT
     THIS THIRD LIEN PLEDGE AGREEMENT, dated as of December 3, 2008 (as restated, amended, modified or supplemented from time to time, the “Agreement”), is given by EACH OF THE UNDERSIGNED PARTIES LISTED ON THE SIGNATURE PAGES HERETO AND EACH OF THE OTHER PERSONS AND ENTITIES THAT BECOME BOUND HEREBY FROM TIME TO TIME BY JOINDER, ASSUMPTION OR OTHERWISE (each a “Pledgor” and collectively the “Pledgors”), as a Pledgor of the equity interests in the Companies (as defined herein), as more fully set forth herein, to WILMINGTON TRUST COMPANY, in its capacity as collateral agent, for the benefit of itself, the Junior Trustee (as defined below) and the Junior Noteholders (as defined below) (the “Secured Party”).
     WHEREAS, pursuant to the Seventh Amended and Restated Credit Agreement by and among K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer”), Hovnanian Enterprises, Inc., a Delaware corporation (“HOV”), the Lenders now or hereafter party thereto (the “Lenders”), and PNC Bank National Association, as administrative agent (the “Administrative Agent”), dated as of March 7, 2008, as amended by Amendment No. 1 to Seventh Amended and Restated Credit Agreement, dated as of May 16, 2008, (together with all further amendments, restatements, modifications, extensions, supplements, renewals, refinancings and the like thereto, the “Credit Agreement”), the Lenders have provided certain loans and other financial accommodations to the Issuer;
     WHEREAS, pursuant to and in consideration of the Credit Agreement and the Guaranty (as defined in the Credit Agreement), all of the issued and outstanding capital stock, shares, securities, member interests, partnership interests, ownership interests and other investment property of each of the Companies were pledged by each of the Pledgors to the Administrative Agent pursuant to the Pledge Agreement, dated as of March 7, 2008 (the “First Lien Pledge Agreement”);
     WHEREAS, the Issuer, HOV and each of the other guarantors party thereto entered into the Indenture, dated as of May 27, 2008 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Senior Note Indenture”) with Wilmington Trust Company (as successor to Deutsche Bank National Trust Company) as trustee (in such capacity, together with its successors and assigns, the “Senior Trustee”), pursuant to which the Issuer issued its 111/2% Senior Secured Notes due 2013;
     WHEREAS, pursuant to and in consideration of the Senior Note Indenture, all of the issued and outstanding capital stock, shares, securities, member interests, partnership interests, ownership interests and other investment property of each of the Companies were pledged by each of the Pledgors to the Senior Trustee pursuant to the Second Lien Pledge Agreement, dated as of May 27, 2008 (the “Second Lien Pledge Agreement”);
     WHEREAS, the Issuer, HOV and each of the other Guarantors (as defined in the Junior Note Indenture) have entered into the Indenture, dated as of December 3, 2008 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Junior Note Indenture”) with Wilmington Trust Company as trustee (in such capacity, the “Junior Trustee”) pursuant to which the Issuer issued its 18.0% Senior Secured Notes due 2017 (collectively, the “Junior Notes”);

     WHEREAS, in connection with the Junior Note Indenture, the Pledgors are required to execute and deliver this Agreement to secure their obligations with respect to the Junior Note Indenture and the Junior Notes;
     WHEREAS, the Issuer, HOV, certain subsidiaries of HOV party thereto, PNC Bank, National Association, as Senior Credit Agent and First-Lien Administrative Agent, the Senior Trustee, the Senior Noteholder Collateral Agent, the Junior Trustee, Wilmington Trust Company, as Mortgage Tax Collateral Agent and the Junior Noteholder Collateral Agent have entered into the Intercreditor Agreement, dated as of December 3, 2008 (as amended, supplemented, amended or restated or otherwise modified from time to time, the “Intercreditor Agreement”); and
     WHEREAS, each Pledgor owns the outstanding capital stock, shares, securities, member interests, partnership interests and other ownership interests of the Companies.
     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows:
     1. Defined Terms.
     (a) Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Junior Note Indenture or, if not defined herein or therein, in the Intercreditor Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) that are defined in Article 8 or Article 9 of the Uniform Commercial Code as enacted in the State of New York, as amended from time to time (the “Code”), and are not otherwise defined herein, in the Junior Note Indenture or in the Intercreditor Agreement shall have the same meanings herein as set forth therein.
     (b) “Collateral Agency Agreement”: shall have the meaning ascribed to such term in the Junior Noteholder Security Agreement.
     (c) “Company” shall mean individually each Restricted Subsidiary and “Companies” shall mean collectively, all Restricted Subsidiaries.
     (d) “Junior Noteholder” means “Holder” or “Holder of Notes” as defined in the Junior Note Indenture.
     (e) “Junior Noteholder Collateral Document” means any agreement, document or instrument pursuant to which a Lien is granted by the Issuer or any Guarantor to secure any Secured Obligations or under which rights or remedies with respect to any such Liens are governed, as the same may be amended, restated or otherwise modified from time to time.
     (f) “Junior Noteholder Document” means collectively (a) the Junior Note Indenture, the Junior Notes and the Junior Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Junior Noteholder Document described in clause (a) above evidencing or governing any Secured Obligations as the same may be amended, restated or otherwise modified from time to time.
     (g) “Junior Noteholder Security Agreement” shall mean the third lien security agreement dated as of the date hereof among the Issuer, HOV and certain of their respective subsidiaries and the Secured Party, as amended, supplemented, amended and restated or otherwise modified from time to time.

     (h) “Law” shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or settlement agreement with any Official Body.
     (i) “Official Body” shall mean any national, federal, state, local or other governmental or political subdivision or any agency, authority, board, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.
     (j) “Perfection Agent” shall mean (i) prior to the Discharge of Senior Lender Claims, the Administrative Agent (including, with respect to any Collateral delivered to or held by the Perfection Agent hereunder, in its capacity as bailee for the Junior Trustee, the Secured Party and the Junior Noteholders under Section 5.5 of the Intercreditor Agreement), (ii) following the Discharge of Senior Lender Claims but prior to the Discharge of Senior Claims, the Senior Noteholder Collateral Agent (as defined in the Intercreditor Agreement) (including, with respect to any Collateral delivered to or held by the Perfection Agent hereunder, in its capacity as bailee for the Junior Trustee, the Agent and the Junior Noteholders under Section 5.6 of the Intercreditor Agreement) and (iii) following the Discharge of Senior Claims, the Secured Party; provided that the Secured Party may for certain purposes hereunder designate another Person to be the Perfection Agent pursuant to any Collateral Agency Agreement.
     (k) “Permitted Encumbrance” has the meaning set forth in Section 4(b).
     (l) “Pledged Collateral” shall mean and include the following with respect to each Company: (i) the capital stock, shares, securities, investment property, member interests, partnership interests, warrants, options, put rights, call rights, similar rights, and all other ownership or participation interests, in any Company owned or held by any Pledgor at any time including those in any Company hereafter formed or acquired, and (ii) all rights and privileges pertaining thereto, including without limitation, all present and future securities, shares, capital stock, investment property, dividends, distributions and other ownership interests receivable in respect of or in exchange for any of the foregoing, all present and future rights to subscribe for securities, shares, capital stock, investment property or other ownership interests incident to or arising from ownership of any of the foregoing, all present and future cash, interest, stock or other dividends or distributions paid or payable on any of the foregoing, and all present and future books and records (whether paper, electronic or any other medium) pertaining to any of the foregoing, including, without limitation, all stock record and transfer books and (iii) whatever is received when any of the foregoing is sold, exchanged, replaced or otherwise disposed of, including all proceeds, as such term is defined in the Code thereof. Notwithstanding the foregoing, in the event that Rule 3-16 of Regulation S-X under the Securities Act requires (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC of separate financial statements of any Guarantor that are not otherwise required to be filed, then the capital stock or other securities of such Guarantor shall automatically be deemed released and not to be and not to have been part of the Pledged Collateral but only to the extent necessary to not be subject to such requirement. In such event, this Agreement may be amended or modified, without the consent of any Junior Noteholder, to the extent necessary to evidence the release of the lien created hereby on the shares of capital stock or other securities that are so deemed to no longer constitute part of the Pledged Collateral.
     (m) “Secured Obligations” shall mean and include all Indebtedness and other Obligations under the Junior Note Indenture, the Junior Notes, the Guarantee and the Junior Noteholder Collateral Documents, together with any extensions, renewals, replacements or refundings thereof.

     2. Grant of Security Interests.
     (a) To secure on a third priority perfected basis the payment and performance of all Secured Obligations, in full, each Pledgor hereby grants to the Secured Party a continuing third priority security interest under the Code in and hereby pledges to Secured Party, in each case for its benefit and the benefit of the Junior Trustee and each Junior Noteholder and their respective Affiliates, all of such Pledgor’s now existing and hereafter acquired or arising right, title and interest in, to, and under the Pledged Collateral, whether now or hereafter existing and wherever located.
     (b) Upon the execution and delivery of this Agreement, each Pledgor shall deliver to and deposit with the Perfection Agent (or with a Person designated by the Perfection Agent to hold the Pledged Collateral on behalf of the Perfection Agent) in pledge, all of such Pledgor’s certificates, instruments or other documents comprising or evidencing the Pledged Collateral, together with undated stock powers or similar transfer documents signed in blank by such Pledgor. In the event that any Pledgor should ever acquire or receive certificates, securities, instruments or other documents evidencing the Pledged Collateral, such Pledgor shall deliver to and deposit with the Perfection Agent in pledge, all such certificates, securities, instruments or other documents which evidence the Pledged Collateral.
     3. Further Assurances.
     Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time upon reasonable request of the Secured Party, subject to the terms of the Intercreditor Agreement, each Pledgor (in its capacity as a Pledgor and in its capacity as a Company) shall execute and deliver to the Secured Party all financing statements, continuation financing statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney and all other documents (collectively, the “Security Documents”) that the Secured Party may reasonably request, in form reasonably satisfactory to the Secured Party, and take such other action which the Secured Party may reasonably request, to perfect and continue perfected and to create and maintain the third priority status of the Secured Party’s security interest in the Pledged Collateral and to fully consummate the transactions contemplated under this Agreement. Each Pledgor authorizes the Secured Party to record any one or more financing statements under the applicable Uniform Commercial Code with respect to the pledge and security interest herein granted. Each Pledgor hereby irrevocably makes, constitutes and appoints the Secured Party (and any of the Secured Party’s officers or employees or agents designated by the Secured Party) as such Pledgor’s true and lawful attorney with power to sign the name of such Pledgor on all or any of the Security Documents which the Secured Party determines must be executed, filed, recorded or sent in order to perfect or continue perfected the Secured Party’s security interest in the Pledged Collateral in any jurisdiction. Such power, being coupled with an interest, is irrevocable until all of the Secured Obligations have been indefeasibly paid, in cash, in full.
     4. Representations and Warranties.
     Each Pledgor hereby, jointly and severally, represents and warrants to the Secured Party as follows:
     (a) The Pledged Collateral of such Pledgor does not include Margin Stock. “Margin Stock” as used in this clause (a) shall have the meaning ascribed to such term by Regulation U of the Board of Governors of the Federal Reserve System of the United States;
     (b) Such Pledgor has and will continue to have (or, in the case of after-acquired Pledged Collateral, at the time such Pledgor acquires rights in such Pledged Collateral, will have and will continue to have), title to its Pledged Collateral, free and clear of all Liens other than (i) Liens securing the Senior Claims and the Secured Obligations and (ii) Additional Junior Liens (as defined in the Junior Noteholder Security Agreement) (each a “Permitted Encumbrance”);
     (c) The capital stock, shares, securities, member interests, partnership interests and other ownership interests constituting the Pledged Collateral of such Pledgor have been duly authorized and validly issued to such Pledgor, are fully paid and nonassessable and constitute one hundred percent (100%) of the issued and outstanding capital stock, member interests or partnership interests of each Company;
     (d) Upon the completion of the filings and other actions specified on Schedule B attached hereto, the security interests in the Pledged Collateral granted hereunder by such Pledgor shall be are valid, perfected and of third priority, subject to the Lien of no other Person (other than a Permitted Encumbrance);
     (e) There are no restrictions upon the transfer of the Pledged Collateral and such Pledgor has the power and authority and unencumbered right to transfer the Pledged Collateral owned by such Pledgor free of any Lien (other than a Permitted Encumbrance) and without obtaining the consent of any other Person;
     (f) Such Pledgor has all necessary power to execute, deliver and perform this Agreement;
     (g) This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of each Pledgor, enforceable in accordance with its terms, except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance;
     (h) Neither the execution or delivery by each Pledgor of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of any Law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any Official Body to which any Pledgor or any of its property is subject or any provision of any material agreement or instrument to which Pledgor is a party or by which such Pledgor or any of its property is bound;
     (i) Each Pledgor’s exact legal name is as set forth on such Pledgor’s signature page hereto;
     (j) The jurisdiction of incorporation, formation or organization, as applicable, of each Pledgor is as set forth on Schedule D to the Junior Noteholder Security Agreement;
     (k) Such Pledgor’s chief executive office is as set forth on Schedule D to the Junior Noteholder Security Agreement; and
     (l) All rights of such Pledgor in connection with its ownership of each of the Companies are evidenced and governed solely by the stock certificates, instruments or other documents (if any) evidencing ownership of each of the Companies and the organizational documents of each of the Companies, and no shareholder, voting, or other similar agreements are applicable to any of the Pledged Collateral or any of any Pledgor’s rights with respect thereto, and no such certificate, instrument or other document provides that any member interest, partnership interest or other intangible ownership interest in any limited liability company or partnership constituting Pledged Collateral is a “security” within the meaning of and subject to Article 8 of the Code, except pursuant to Section 5(f) hereof; and the organizational documents of each Company contain no restrictions on the rights of shareholders, members or partners other than those that normally would apply to a company organized under the laws of the jurisdiction of organization of each of the Companies; and none of the limited liability company interests or partnership interest constituting Pledged Collateral is represented by a certificate, except with respect to the Companies as set forth on Schedule A attached hereto.
     5. General Covenants.
     Each Pledgor, jointly and severally, hereby covenants and agrees as follows:
     (a) Each Pledgor shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral; and each Pledgor shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral owned by such Pledgor, unless such loss is the result of the gross negligence or willful misconduct of the Secured Party;
     (b) Each Pledgor shall appear in and defend any action or proceeding of which such Pledgor is aware which could reasonably be expected to affect, in any material respect, any Pledgor’s title to, or the Secured Party’s interest in, the Pledged Collateral or the proceeds thereof; provided, however, that with the prior written consent of the Secured Party, such Pledgor may settle such actions or proceedings with respect to the Pledged Collateral;
     (c) The books and records of each of the Pledgors and Companies, as applicable, shall disclose the Secured Party’s security interest in the Pledged Collateral;
     (d) To the extent, following the date hereof, any Pledgor acquires capital stock, shares, securities, member interests, partnership interests, investment property and other ownership interests of any of the Companies or any other Restricted Subsidiary or any of the rights, property or securities, shares, capital stock, member interests, partnership interests, investment property or any other ownership interests described in the definition of Pledged Collateral with respect to any of the Companies or any other Restricted Subsidiary, all such ownership interests shall be subject to the terms hereof and, upon such acquisition, shall be deemed to be hereby pledged to the Secured Party; and each Pledgor thereupon, in confirmation thereof, shall promptly deliver all such securities, shares, capital stock, member interests, partnership interests, investment property and other ownership interests (to the extent such items are certificated), to the Perfection Agent, together with undated stock powers or other similar transfer documents, and all such control agreements, financing statements, and any other documents necessary to implement the provisions and purposes of this Agreement as the Perfection Agent may request related thereto;
     (e) Each Pledgor shall notify the Secured Party in writing within thirty (30) calendar days after any change in any Pledgor’s chief executive office address, legal name, or state of incorporation, formation or organization; and
     (f) Subject to Section 4(l) hereof, during the term of this Agreement, no Pledgor shall permit or cause any Company which is a limited liability company or a limited partnership to (and no Pledgor (in its capacity as Company) shall) issue any certificates evidencing the ownership interests of such Company or elect to treat any ownership interests as securities that are subject to Article 8 of the Code unless such securities are immediately delivered to the Perfection Agent upon issuance, together with all evidence of such election and issuance and all Security Documents as set forth in Section 3 hereof, and an updated Schedule A hereto.

     6. Other Rights With Respect to Pledged Collateral.
     In addition to the other rights with respect to the Pledged Collateral granted to the Secured Party hereunder, at any time and from time to time, after and during the continuation of an Event of Default, the Secured Party, at its option and at the expense of the Pledgors, may, subject to the Intercreditor Agreement and any Collateral Agency Agreement, (a) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends and income from any Pledged Collateral, now or hereafter in the hands of the Secured Party or any Affiliate of the Secured Party, on deposit or otherwise, belonging to any Pledgor, as the Secured Party in its sole discretion shall determine; and (d) do anything which any Pledgor is required but fails to do hereunder. The Secured Party shall endeavor to provide the Issuer with notice at or about the time of the exercise of its rights pursuant to the preceding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder.
     7. Additional Remedies Upon Event of Default.
     Upon the occurrence of any Event of Default and while such Event of Default shall be continuing, the Secured Party shall have, in addition to all rights and remedies of a secured party under the Code or other applicable Law, and in addition to its rights under Section 6 above and under the other Junior Noteholder Documents, the following rights and remedies, in each case subject to the Intercreditor Agreement and any Collateral Agency Agreement:
     (a) The Secured Party may, after ten (10) days’ advance notice to a Pledgor, sell, assign, give an option or options to purchase or otherwise dispose of such Pledgor’s Pledged Collateral or any part thereof at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Each Pledgor agrees that ten (10) days’ advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor recognizes that the Secured Party may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities, shares, capital stock, member interests, partnership interests, investment property or ownership interests for their own account for investment and not with a view to the distribution or resale thereof.
     (b) The proceeds of any collection, sale or other disposition of the Pledged Collateral, or any part thereof, shall, after the Secured Party has made all deductions of expenses, including but not limited to attorneys’ fees (including the allocated costs of staff counsel) and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral or in connection with the enforcement of the Secured Party’s rights with respect to the Pledged Collateral, including in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable, as provided in the Junior Note Indenture.

     8. Secured Party’s Duties.
     The powers conferred on the Secured Party hereunder are solely to protect its interest (on behalf of itself, the Junior Trustee and the Junior Noteholders) in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.
     9. Additional Pledgors.
     It is anticipated that additional persons may from time to time become Subsidiaries of the Issuer or a Guarantor, each of whom will be required to join this Agreement as a Pledgor hereunder to the extent that such new Subsidiary owns equity interests in any other Person that is a Restricted Subsidiary. It is acknowledged and agreed that such new Subsidiaries of the Issuer or of a Guarantor may become Pledgors hereunder and will be bound hereby simply by executing and delivering to the Secured Party a Supplemental Indenture in the form of Exhibit B to the Junior Note Indenture and a Joinder Agreement in the form of Exhibit A to the Junior Noteholder Security Agreement. No notice of the addition of any Pledgor shall be required to be given to any pre-existing Pledgor, and each Pledgor hereby consents thereto.
     10. No Waiver; Cumulative Remedies.
     No failure to exercise, and no delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. No waiver of a single Event of Default shall be deemed a waiver of a subsequent Event of Default. The remedies herein provided are cumulative and not exclusive of any remedies provided under the other Junior Noteholder Documents or by Law, rule or regulation and the Secured Party may enforce any one or more remedies hereunder successively or concurrently at its option. Each Pledgor waives any right to require the Secured Party to proceed against any other Person or to exhaust any of the Pledged Collateral or other security for the Secured Obligations or to pursue any remedy in the Secured Party’s power.
     11. Waivers.
     Each Pledgor hereby waives any and all defenses which any Pledgor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like and each Pledgor hereby waives any defense to or limitation on its obligations under this Agreement arising out of or based on any event or circumstance referred to in the immediately preceding Section hereof. Without limiting the generality of the foregoing and to the fullest extent permitted by applicable law, each Pledgor hereby further waives each of the following:
     (i) All notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against such Pledgor, including the following: any notice of any event or circumstance described in the immediately preceding Section hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Junior Noteholder Document or any of the Secured Obligations; any notice of the incurrence of any Secured Obligation; any notice of any default or any failure on the part of such Pledgor or the Issuer or any other Person to comply with any Junior Noteholder Document or any of the Secured

Obligations or any requirement pertaining to any direct or indirect security for any of the Secured Obligations; and any notice or other information pertaining to the business, operations, condition (financial or otherwise), or prospects of the Issuer or any other Person;
     (ii) Any right to any marshalling of assets, to the filing of any claim against such Pledgor or the Issuer or any other Person in the event of any bankruptcy, insolvency, reorganization, or similar proceeding, or to the exercise against such Pledgor or the Issuer, or any other Person of any other right or remedy under or in connection with any Junior Noteholder Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any requirement of promptness or diligence on the part of the Secured Party, the Junior Trustee or the Junior Noteholders or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Junior Noteholder Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement or any other Junior Noteholder Document, and any requirement that any Pledgor receive notice of any such acceptance; and
     (iii) Any defense or other right arising by reason of any Law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including anti-deficiency laws, “one action” laws, or the like), or by reason of any election of remedies or other action or inaction by the Secured Party, the Junior Trustee or the Junior Noteholders (including commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Secured Obligations), which results in denial or impairment of the right of the Secured Party, the Junior Trustee or the Junior Noteholders to seek a deficiency against the Issuer or any other Person or which otherwise discharges or impairs any of the Secured Obligations.
     12. Assignment.
     All rights of the Secured Party under this Agreement shall inure to the benefit of its successors and assigns. All obligations of each Pledgor shall bind its successors and assigns; provided, however, that no Pledgor may assign or transfer any of its rights and obligations hereunder or any interest herein, and any such purported assignment or transfer shall be null and void.
     13. Severability.
     Any provision (or portion thereof) of this Agreement which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof (or portions thereof).
     14. Governing Law.
     This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the Law of the State of New York, except to the extent the validity or perfection of the security interests or the remedies hereunder in respect of any Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.
     15. Notices.
     All notices, requests, demands, directions and other communications (collectively, “notices”) given to or made upon any party hereto under the provisions of this Agreement shall be given or made as set forth in Section 13.03 of the Junior Note Indenture, and the Pledgors (in their capacity as Pledgors and in their capacity as Companies) shall simultaneously send to the Secured Party any notices such Pledgor or such Company delivers to each other regarding any of the Pledged Collateral.
     16. Specific Performance.
     Each Pledgor acknowledges and agrees that, in addition to the other rights of the Secured Party hereunder and under the other Junior Noteholder Documents, because the Secured Party’s remedies at law for failure of any Pledgor to comply with the provisions hereof relating to the Secured Party’s rights (i) to inspect the books and records related to the Pledged Collateral, (ii) to receive the various notifications any Pledgor is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral, (iv) to enforce the provisions hereof pursuant to which any Pledgor has appointed the Secured Party its attorney-in-fact, and (v) to enforce the Secured Party’s remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, such Pledgor agrees that each such provision hereof may be specifically enforced.
     17. Voting Rights in Respect of the Pledged Collateral.
          So long as no Event of Default shall occur and be continuing under the Junior Note Indenture, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Junior Noteholder Documents; provided, however, that such Pledgor will not exercise or will refrain from exercising any such voting and other consensual right pertaining to the Pledged Collateral, as the case may be, if such action would have a material adverse effect on the value of any Pledged Collateral. At any time and from time to time, after and during the continuation of an Event of Default, no Pledgor shall be permitted to exercise any of its respective voting and other consensual rights whatsoever pertaining to the Pledged Collateral or any part thereof; provided, however, in addition to the other rights with respect to the Pledged Collateral granted to the Secured Party, for the benefit of itself, the Junior Trustee and the Junior Noteholders, hereunder, at any time and from time to time, after and during the continuation of an Event of Default and subject to the provisions of the Intercreditor Agreement and any Collateral Agency Agreement, the Secured Party may exercise any and all voting and other consensual rights of each and every Pledgor pertaining to the Pledged Collateral or any part thereof. The Secured Party shall endeavor to provide the Issuer with notice at or about the time of the exercise by the Secured Party of the voting or other consensual rights of such Pledgor pertaining to the Pledged Collateral, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of Secured Party’s rights or remedies hereunder. Without limiting the generality of the foregoing and in addition thereto, Pledgors shall not vote to enable, or take any other action to permit, any Company to: (i) issue any other ownership interests of any nature or to issue any other securities, investment property or other ownership interests convertible into or granting the right to purchase or exchange for any other ownership interests of any nature of any such Company, except as expressly permitted by the Junior Note Indenture; or (ii) to enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Secured Party to sell, assign or transfer any of the Pledged Collateral without the Secured Party’s prior written consent.
     18. Consent to Jurisdiction.
     Each Pledgor (as a Pledgor and as a Company) and each of the Companies (i) hereby irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, or any successor to said court (hereinafter referred to as the “New York Courts”) for purposes of any suit, action or other proceeding which relates to this Agreement or any other Junior Noteholder Document, (ii) to the extent permitted by applicable Law, hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the New York Courts, that such suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or any Junior Noteholder Document may not be enforced in or by the New York Courts, (iii) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the New York Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the New York Courts, and (iv) waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail addressed as provided in Section 15 hereof and service so made shall be deemed to be completed upon actual receipt thereof. Nothing herein shall limit the Secured Party’s, Junior Trustee’s or any Junior Noteholder’s right to bring any suit, action or other proceeding against any Pledgor or any of any Pledgor’s assets or to serve process on any Pledgor by any means authorized by Law.
     19. Waiver of Jury Trial.
     EXCEPT AS PROHIBITED BY LAW, EACH PLEDGOR (AS A PLEDGOR AND AS A COMPANY), EACH OF THE COMPANIES AND THE SECURED PARTY, ON BEHALF OF ITSELF, THE JUNIOR TRUSTEE AND THE JUNIOR NOTEHOLDERS, HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY A JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS OR TRANSACTIONS RELATING THERETO.
     20. Entire Agreement; Additional Pledgors; Amendments.
     (a) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral by any Pledgor to the Secured Party.
     (b) At any time after the initial execution and delivery of this Agreement to the Secured Party, the Junior Trustee and the Junior Noteholders, additional Persons may become parties to this Agreement and thereby acquire the duties and rights of being Pledgors hereunder by executing and delivering to the Secured Party a Joinder Agreement pursuant to the Junior Noteholder Security Agreement. No notice of the addition of any Pledgor shall be required to be given to any pre-exiting Pledgor and each Pledgor hereby consents thereto.
     (c) Except as expressly provided in (i) Section 5(f) with respect to certificated securities issued by Companies that are limited liability companies or limited partnerships, (ii) Section 9 with respect to additional Pledgors, (iii) Section 21 with respect to the release of Pledgors and Companies and (iv) Section 8.1 of the Junior Noteholder Security Agreement with respect to reflecting the incurrence of Additional Secured Obligations (as defined in the Junior Noteholder Security Agreement) and the granting of Additional Junior Liens (as defined in the Junior Noteholder Security Agreement), this Agreement may not be amended or supplemented except by a writing signed by the Secured Party and the Pledgors.
     21. Automatic Release of Pledged Collateral.
     At any time after the initial execution and delivery of this Agreement to the Secured Party, Pledgors and their respective Pledged Collateral and the Companies may be released from this Agreement pursuant to Section 11.04 of the Junior Note Indenture, or at the times and to the extent required by the Intercreditor Agreement. No notice of such release of any Grantor or such Grantor’s Collateral shall be required to be given to any other Grantor and each Grantor hereby consents thereto.

     22. Counterparts; Telecopy Signatures.
     This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Each Pledgor acknowledges and agrees that a telecopy or electronic (i.e., “e-mail” or “portable document folio” (“pdf”)) transmission to the Secured Party of the signature pages hereof purporting to be signed on behalf of any Pledgor shall constitute effective and binding execution and delivery hereof by such Pledgor.
     23. Construction.
     The rules of construction contained in Section 1.02 of the Junior Note Indenture apply to this Agreement.
     24. Intercreditor Agreement.
     Notwithstanding anything herein to the contrary, the lien and security interest granted to the Secured Party pursuant to this Agreement and the exercise of any right or remedy by the Secured Party hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.
     25. Secured Party Privileges, Powers and Immunities.
     In the performance of its obligations hereunder, the Secured Party shall be entitled to the privileges, powers and immunities afforded to it as Collateral Agent under the Junior Note Indenture. The Secured Party (including while acting as Perfection Agent) shall be entitled to refuse to take or refrain from taking any discretionary action or exercise any discretionary powers set forth in this Agreement unless it has received direction of a majority of Junior Noteholders with respect thereto. Notwithstanding anything to the contrary contained herein, the Junior Agent shall have no responsibility for the creation, perfection, priority, sufficiency or protection of any liens securing Secured Obligations.
[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE 1 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
          IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WILMINGTON TRUST COMPANY, as Secured Party

By:
Name:
Title:

[SIGNATURE PAGE 2 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
Pledgors:

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:	David G. Valiaveedan
Title:	Vice-President — Finance

[SIGNATURE PAGE 3 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]

HOVNANIAN ENTERPRISES, INC.

By:
Name:	David G. Valiaveedan
Title:	Vice-President — Finance

EASTERN TITLE AGENCY, INC.

FOUNDERS TITLE AGENCY, INC.

GOVERNOR’S ABSTRACT CO., INC.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

K. HOV INTERNATIONAL, INC.

K. HOV IP, II, INC.

K. HOV I P, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT BERNARDS IV, INC.

K. HOVNANIAN AT BRANCHBURG III, INC.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER VI, INC.

K. HOVNANIAN AT BURLINGTON III, INC.

K. HOVNANIAN AT BURLINGTON, INC.

K. HOVNANIAN AT CALABRIA, INC.

K. HOVNANIAN AT CAMERON CHASE, INC.

K. HOVNANIAN AT CARMEL DEL MAR, INC.

K. HOVNANIAN AT CASTILE, INC.

K. HOVNANIAN AT CHAPARRAL, INC.

K. HOVNANIAN AT CLARKSTOWN, INC.

K. HOVNANIAN AT CRESTLINE, INC.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT EAST WHITELAND I, INC.

K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT HACKETTSTOWN, INC.

K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.

K. HOVNANIAN AT HOPEWELL IV, INC.

[SIGNATURE PAGE 4 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]

K. HOVNANIAN AT HOPEWELL VI, INC.

K. HOVNANIAN AT HOWELL TOWNSHIP, INC.

K. HOVNANIAN AT KINGS GRANT I, INC.

K. HOVNANIAN AT LA TERRAZA, INC.

K. HOVNANIAN AT LAKEWOOD, INC.

K. HOVNANIAN AT LOWER SAUCON, INC.

K. HOVNANIAN AT MAHWAH II, INC.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MAHWAH VII, INC.

K. HOVNANIAN AT MANALAPAN, INC.

K. HOVNANIAN AT MARLBORO II, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP III, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.

K. HOVNANIAN AT MONTGOMERY I, INC.

K. HOVNANIAN AT MONROE II, INC.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHLAKE, INC.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC.

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT PERKIOMEN I, INC.

K. HOVNANIAN AT PERKIOMEN II, INC.

K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.

K. HOVNANIAN AT RESERVOIR RIDGE, INC.

K. HOVNANIAN AT SAN SEVAINE, INC.

K. HOVNANIAN AT SARATOGA, INC.

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SCOTCH PLAINS II, INC.

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.

K. HOVNANIAN AT STONE CANYON, INC.

K. HOVNANIAN AT STONY POINT, INC.

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT TANNERY HILL, INC.

K. HOVNANIAN AT THE BLUFF, INC.

K. HOVNANIAN AT THORNBURY, INC.

[SIGNATURE PAGE 5 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]

K. HOVNANIAN AT TIERRASANTA, INC.

K. HOVNANIAN AT TROVATA, INC.

K. HOVNANIAN AT TUXEDO, INC.

K. HOVNANIAN AT UNION TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT VAIL RANCH, INC.

K. HOVNANIAN AT WALL TOWNSHIP VI, INC.

K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.

K. HOVNANIAN AT WASHINGTONVILLE, INC.

K. HOVNANIAN AT WAYNE III, INC.

K. HOVNANIAN AT WAYNE V, INC.

K. HOVNANIAN AT WILDROSE, INC.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES NORTHEAST, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF VIRGINIA, INC.

K. HOVNANIAN CONSTRUCTION II, INC.

K. HOVNANIAN CONSTRUCTION III, INC.

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.

[SIGNATURE PAGE 6 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]

K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN FORECAST HOMES NORTHERN, INC.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

LANDARAMA, INC.

M&M AT LONG BRANCH, INC.

MCNJ, INC.

SEABROOK ACCUMULATION CORPORATION

[SIGNATURE PAGE 7 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]

STONEBROOK HOMES, INC.

THE MATZEL & MUMFORD ORGANIZATION, INC.

WASHINGTON HOMES, INC.

WESTMINSTER HOMES, INC.

WESTMINSTER HOMES OF TENNESSEE, INC.

WH LAND I, INC.

WH PROPERTIES, INC.

By:
David G. Valiaveedan On behalf of, and as Vice-President — Finance of each of the foregoing corporations

[SIGNATURE PAGE 8 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]

K. HOVNANIAN HOMES OF D.C., L.L.C.

By:	K. Hovnanian Developments of D.C., Inc., as the sole member of the foregoing limited liability company

By:
David G. Valiaveedan
Vice-President — Finance

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

GREENWAY FARMS UTILITY ASSOCIATES, L.L.C.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOVNANIAN AT KING FARM, L.L.C.

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN COMPANIES METRO D.C. NORTH, L.L.C.

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT CIDER MILL, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan Vice-President — Finance

[SIGNATURE PAGE 9 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

RIDGEMORE UTILITY, L.L.C.

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WH/PR LAND COMPANY, L.L.C.

WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan Vice-President — Finance

[SIGNATURE PAGE 10 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]

ALFORD, L.L.C.

DULLES COPPERMINE, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.

K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, L.L.C.

K. HOVNANIAN HOMES AT BELMONT OVERLOOK, L.L.C.

K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.

K. HOVNANIAN HOMES AT VICTORIA STATION, L.L.C.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

By:	K. Hovnanian Developments of Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan Vice-President — Finance

[SIGNATURE PAGE 11 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
AUDDIE ENTERPRISES, L.L.C.
BUILDER SERVICES NJ, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.
K. HOVNANIAN AT ABERDEEN URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT ALLENDALE, L.L.C.
K. HOVNANIAN AT BARNEGAT I, L.L.C.
K. HOVNANIAN AT BARNEGAT II, L.L.C.
K. HOVNANIAN AT BARNEGAT III, L.L.C.
K. HOVNANIAN AT BERKELEY, L.L.C.
K. HOVNANIAN AT BERNARDS V, L.L.C.
K. HOVNANIAN AT BLUE HERON PINES, L.L.C.
K. HOVNANIAN AT BRIDGEWATER I, L.L.C
K. HOVNANIAN AT CAMDEN I, L.L.C.
K. HOVNANIAN AT CEDAR GROVE III, L.L.C.
K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.
K. HOVNANIAN AT CHESTER I, L.L.C.
K. HOVNANIAN AT CHESTERFIELD, L.L.C.
K. HOVNANIAN AT CHESTERFIELD II, L.L.C.
K. HOVNANIAN AT CLIFTON II, L.L.C.
K. HOVNANIAN AT CLIFTON, L.L.C.
K. HOVNANIAN AT CRANBURY, L.L.C.
K. HOVNANIAN AT CURRIES WOODS, L.L.C.
K. HOVNANIAN AT DENVILLE, L.L.C.
K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.
K. HOVNANIAN AT DOVER, L.L.C.
K. HOVNANIAN AT EDGEWATER II, L.L.C.
K. HOVNANIAN AT EDGEWATER, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT ELK TOWNSHIP, L.L.C.
K. HOVNANIAN AT FIFTH AVENUE, L.L.C.
K. HOVNANIAN AT FLORENCE I, L.L.C.
K. HOVNANIAN AT FLORENCE II, L.L.C.

[SIGNATURE PAGE 12 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
K. HOVNANIAN AT FOREST MEADOWS, L.L.C.
K. HOVNANIAN AT FRANKLIN, L.L.C.
K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.
K. HOVNANIAN AT GALLOWAY, L.L.C.
K. HOVNANIAN AT GREAT NOTCH, L.L.C.
K. HOVNANIAN AT GUTTENBERG, L.L.C.
K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.
K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.
K. HOVNANIAN AT HAMBURG, L.L.C.
K. HOVNANIAN AT HAWTHORNE, L.L.C
K. HOVNANIAN AT HAZLET, L.L.C.
K. HOVNANIAN AT HILLTOP, L.L.C.
K. HOVNANIAN AT JACKSON I, L.L.C.
K. HOVNANIAN AT JACKSON, L.L.C.
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.
K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.
K. HOVNANIAN AT KEYPORT, L.L.C.
K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.
K. HOVNANIAN AT LAWRENCE V, L.L.C.
K. HOVNANIAN AT LINWOOD, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR III, L.L.C.
K. HOVNANIAN AT LONG BRANCH I, L.L.C.
K. HOVNANIAN AT MANALAPAN III, L.L.C.
K. HOVNANIAN AT MANSFIELD I, L.L.C.
K. HOVNANIAN AT MANSFIELD II, L.L.C.
K. HOVNANIAN AT MANSFIELD III, L.L.C.
K. HOVNANIAN AT MAPLE AVENUE, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

[SIGNATURE PAGE 13 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
K. HOVNANIAN AT MARLBORO VI, L.L.C.
K. HOVNANIAN AT MARLBORO VII, L.L.C.
K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT MIDDLETOWN II, L.L.C.
K. HOVNANIAN AT MIDDLETOWN, L.L.C.
K. HOVNANIAN AT MILLVILLE I, L.L.C.
K. HOVNANIAN AT MILLVILLE II, L.L.C.
K. HOVNANIAN AT MILLVILLE III, L.L.C.
K. HOVNANIAN AT MONROE III, L.L.C.
K. HOVNANIAN AT MONROE IV, L.L.C.
K. HOVNANIAN AT MONROE NJ, L.L.C.
K. HOVNANIAN AT MONTVALE, L.L.C.
K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.
K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT NORTH BERGEN, L.L.C.
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL, L.L.C.
K. HOVNANIAN AT NORTH HALEDON, L.L.C.
K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.
K. HOVNANIAN AT NORTHFIELD, L.L.C.
K. HOVNANIAN AT OCEANPORT, L.L.C.
K. HOVNANIAN AT OLD BRIDGE, L.L.C.
K. HOVNANIAN AT PARAMUS, L.L.C.
K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.
K. HOVNANIAN AT PEAPACK-GLADSTONE, L.L.C.
K. HOVNANIAN AT PITTSGROVE, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

[SIGNATURE PAGE 14 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.
K. HOVNANIAN AT PRINCETON LANDING, L.L.C.
K. HOVNANIAN AT PRINCETON NJ, L.L.C.
K. HOVNANIAN AT RANDOLPH I, L.L.C.
K. HOVNANIAN AT READINGTON II, L.L.C.
K. HOVNANIAN AT RED BANK, L.L.C.
K. HOVNANIAN AT RIDGEMONT, L.L.C.
K. HOVNANIAN AT SAYREVILLE, L.L.C.
K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.
K. HOVNANIAN AT SMITHVILLE III, L.L.C.
K. HOVNANIAN AT SOMERS POINT, L.L.C.
K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.
K. HOVNANIAN AT SPARTA, L.L.C.
K. HOVNANIAN AT SPRINGCO, L.L.C.
K. HOVNANIAN AT TEANECK, L.L.C.
K. HOVNANIAN AT THE MONARCH, L.L.C.
K. HOVNANIAN AT TRENTON, L.L.C.
K. HOVNANIAN AT UNION TOWNSHIP II, L.L.C.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT VINELAND, L.L.C.
K. HOVNANIAN AT WANAQUE, L.L.C.
K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.
K. HOVNANIAN AT WASHINGTON, L.L.C.
K. HOVNANIAN AT WAYNE IX, L.L.C.
K. HOVNANIAN AT WAYNE VIII, L.L.C.
K. HOVNANIAN AT WEST MILFORD, L.L.C.
K. HOVNANIAN AT WEST WINDSOR, L.L.C.

[SIGNATURE PAGE 15 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.
K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.
K. HOVNANIAN AT WOOLWICH I, L.L.C.
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.
K. HOVNANIAN CLASSICS, L.L.C.
K. HOVNANIAN CLASSICS CIP, L.L.C.
K. HOVNANIAN HOMES — DFW, L.L.C.
K. HOVNANIAN HOMES OF HOUSTON, L.L.C.
K. HOVNANIAN OF HOUSTON II, L.L.C.
K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTHEAST SERVICES, L.L.C.
K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTHERN NEW JERSEY, L.LC.
K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN T&C INVESTMENT, L.L.C.
K. HOVNANIAN VENTURE I, L.L.C.
K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.
TERRAPIN REALTY, L.L.C.
KHIP, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
David G. Valiaveedan Vice-President — Finance

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
David G. Valiaveedan Vice-President — Finance

[SIGNATURE PAGE 16 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]

F&W MECHANICAL SERVICES, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the managing member of the foregoing limited liability company.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
David G. Valiaveedan Vice-President — Finance

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
David G. Valiaveedan Vice-President — Finance

[SIGNATURE PAGE 17 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., its sole member

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
David G. Valiaveedan Vice-President — Finance

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
David G. Valiaveedan Vice-President — Finance

[SIGNATURE PAGE 18 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]

PARK TITLE COMPANY, L.L.C.

By:	K. Hovnanian of Houston II, L.L.C., its sole member

	By:	K. Hovnanian Holdings NJ, L.L.C., its sole member

		By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
David G. Valiaveedan Vice-President — Finance

AND

		By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
David G. Valiaveedan Vice-President — Finance

[SIGNATURE PAGE 19 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.
K.H. SAN MARCOS CONSERVANCY HOLDINGS, L.L.C.
K. HOVNANIAN AT 3 CHAPMAN, L.L.C.
K. HOVNANIAN AT 4S, L.L.C.
K. HOVNANIAN AT ACQUA VISTA, L.L.C.
K. HOVNANIAN AT ALISO, L.L.C.
K. HOVNANIAN AT ARBOR HEIGHTS, L.L.C.
K. HOVNANIAN AT AVENUE ONE, L.L.C.
K. HOVNANIAN AT BELLA LAGO, L.L.C.
K. HOVNANIAN AT BRIDLEWOOD, L.L.C.
K. HOVNANIAN AT CAPISTRANO, L.L.C.
K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.
K. HOVNANIAN AT CIELO, L.L.C.
K. HOVNANIAN AT COASTLINE, L.L.C.
K. HOVNANIAN AT CORTEZ HILL, L.L.C.
K. HOVNANIAN AT EASTLAKE, L.L.C.
K. HOVNANIAN AT ENCINITAS RANCH, L.L.C.
K. HOVNANIAN AT EVERGREEN, L.L.C.
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.
K. HOVNANIAN AT HIGHWATER, L.L.C.
K. HOVNANIAN AT LA COSTA, LLC
K. HOVNANIAN AT LA COSTA GREENS, L.L.C.
K. HOVNANIAN AT LA HABRA KNOLLS, L.L.C.
K. HOVNANIAN AT LAKE HILLS, L.L.C.
K. HOVNANIAN AT LAKE RANCHO VIEJO, L.L.C.
K. HOVNANIAN AT MATSU, L.L.C.
K. HOVNANIAN AT MENIFEE, L.L.C.
K. HOVNANIAN AT MOCKINGBIRD CANYON, L.L.C.
K. HOVNANIAN AT MOSAIC, L.L.C.
K. HOVNANIAN AT OLDE ORCHARD, L.L.C.
K. HOVNANIAN AT ORANGE HEIGHTS, L.L.C.
K. HOVNANIAN AT PACIFIC BLUFFS, L.L.C.
K. HOVNANIAN AT PARK LANE, L.L.C.
K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.

[SIGNATURE PAGE 20 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
K. HOVNANIAN AT PRADO, L.L.C.
K. HOVNANIAN AT RANCHO SANTA MARGARITA, L.L.C.
K. HOVNANIAN AT RIVERBEND, L.L.C.
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.
K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.
K. HOVNANIAN AT SAGE, L.L.C.
K. HOVNANIAN AT SKYE ISLE, L.L.C.
K. HOVNANIAN AT SUNSETS, L.L.C.
K. HOVNANIAN AT THE CROSBY, L.L.C.
K. HOVNANIAN AT THE GABLES, L.L.C.
K. HOVNANIAN AT THE PRESERVE, L.L.C.
K. HOVNANIAN AT THOMPSON RANCH, L.L.C.
K. HOVNANIAN AT TRAIL RIDGE, L.L.C.
K. HOVNANIAN AT WINCHESTER, L.L.C.
K. HOVNANIAN INTERNATIONAL, L.L.C.
K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT HEMET, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS, L.L.C.
K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.
NATOMAS CENTRAL NEIGHBORHOOD HOUSING, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan Vice-President — Finance

[SIGNATURE PAGE 21 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]

K. HOVNANIAN HOLDINGS NJ, L.L.C.

By:	K. Hovnanian Developments of New Jersey, Inc., as member of the foregoing limited liability company.

By:
David G. Valiaveedan Vice-President — Finance

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By:
David G. Valiaveedan Vice-President — Finance

[SIGNATURE PAGE 22 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
BUILDER SERVICES, PA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN AT ALLENBERRY, L.L.C.
K. HOVNANIAN AT ALLENTOWN, L.L.C.
K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.
K. HOVNANIAN AT CAMP HILL, L.L.C.
K HOVNANIAN AT EAST BRANDYWINE, L.L.C.
K HOVNANIAN AT FORKS TWP. I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND II, L.L.C.
K. HOVNANIAN AT LOWER MORELAND III, L.L.C.
K. HOVNANIAN AT MACUNGIE, L.L.C.
K. HOVNANIAN AT NORTHAMPTON, L.L.C.
K. HOVNANIAN AT PHILADELPHIA II, L.L.C.
K. HOVNANIAN AT PHILADELPHIA III, L.L.C.
K. HOVNANIAN AT PHILADELPHIA IV, L.L.C.
K. HOVNANIAN AT RAPHO, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By: David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 23 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
K. HOVNANIAN AT SILVER SPRING, L.L.C.
K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.
K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.
K. HOVNANIAN AT WEST BRADFORD, L.L.C.
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.
RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 24 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.
K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.
K. HOVNANIAN FIRST HOMES, L.L.C.
K. HOVNANIAN FLORIDA REALTY, L.L.C.
K. HOVNANIAN STANDING ENTITY, L.L.C.
K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.
K. HOVNANIAN WINDWARD HOMES, L.L.C.

By:	Hovnanian Developments of Florida, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 25 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]

K. HOVNANIAN COMPANIES, LLC

By:	K. Hovnanian Enterprises, Inc., as member of the foregoing limited liability company.

By:
David G. Valiaveedan
Vice-President — Finance

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By:
David G. Valiaveedan
Vice-President — Finance

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

By:	K. Hovnanian at Perkiomen II, Inc., as the sole member of the foregoing limited liability company.

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 26 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.
K. HOVNANIAN FOUR SEASONS AT GOLD HILL, L.L.C.
K. HOVNANIAN HOMES OF SOUTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of South Carolina, Inc., as the sole member of each of the foregoing limited liability companies.

By: David G. Valiaveedan
Vice-President — Finance
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, L.L.C.
K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.
NEW LAND TITLE AGENCY, L.L.C.

By:	K. Hovnanian Developments of Arizona, Inc., as the sole member of each of the foregoing limited liability companies.

By: David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 27 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.
K. HOVNANIAN AT RIDGESTONE, L.L.C.
K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.
K. HOVNANIAN T&C HOMES AT MINNESOTA, L.L.C.

By:	K. Hovnanian Developments of Minnesota, Inc., as the sole member of each of the foregoing limited liability companies.

By: David G. Valiaveedan Vice-President — Finance

[SIGNATURE PAGE 28 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
K. HOVNANIAN OHIO REALTY, L.L.C.
K. HOVNANIAN OSTER HOMES, L.L.C.
K. HOVNANIAN SUMMIT HOMES, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

By:	K. Hovnanian Developments of Ohio, Inc., as the sole member of each of the foregoing limited liability companies.

By: David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 29 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT HUNTFIELD, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

By:	K. Hovnanian Developments of West Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By: David G. Valiaveedan
Vice-President — Finance
K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF MICHIGAN, L.L.C.

By:	K. Hovnanian Developments of Michigan, Inc., as the sole member of the foregoing limited liability company.

By: David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 30 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
M&M AT CHESTERFIELD, L.L.C.
M&M AT APPLE RIDGE, L.L.C.
M&M AT EAST MILL, L.L.C.
M&M AT MORRISTOWN, L.L.C.
M&M AT SHERIDAN, L.L.C.
M&M AT SPINNAKER POINTE, L.L.C.
M&M AT SPRUCE HOLLOW, L.L.C.
M&M AT SPRUCE RUN, L.L.C.
M&M AT THE HIGHLANDS, L.L.C.
MATZEL & MUMFORD AT EGG HARBOR, L.L.C.
MATZEL & MUMFORD AT MONTGOMERY, L.L.C.
THE LANDINGS AT SPINNAKER POINTE, L.L.C.

By:	The Matzel & Mumford Organization, Inc., as the sole member of each of the foregoing limited liability companies.

By: David G. Valiaveedan Vice-President — Finance

[SIGNATURE PAGE 31 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
M & M AT COPPER BEECH, L.L.C.
M & M AT CRESCENT COURT, L.L.C.
M&M AT EAST RUTHERFORD, L.L.C.
M&M AT KENSINGTON WOODS, L.L.C.
M & M AT STATION SQUARE, L.L.C.
M & M AT UNION, L.L.C.
M&M AT TAMARACK HOLLOW, L.L.C.
M&M AT THE CHATEAU, L.LC.
M&M AT WEST ORANGE, L.L.C.
M&M AT WESTPORT, L.L.C.
M&M AT WHEATENA URBAN RENEWAL, L.L.C.
MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.
MMIP, L.L.C.

By:	M&M Investments, L.P., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 32 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.
K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.
K. HOVNANIAN HOMES AT PRIMERA, L.L.C.
PADDOCKS, L.L.C.
PINE AYR, L.L.C.

By:	K. Hovnanian Homes of Maryland, L.L.C., as the sole member of each of the foregoing limited liability companies.

By: David G. Valiaveedan
Vice-President — Finance
HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.

By:	K. Hovnanian Homes — DFW, L.L.C., as the sole member of the foregoing limited liability company.

	By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of the foregoing limited liability company.

		By:	David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 33 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
K. HOVNANIAN AT NEW WINDSOR, L.L.C.
BUILDER SERVICES NY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT HAMPTONBURGH, L.L.C.

By:	K. Hovnanian at Northern Westchester, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance
K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.
K. HOVNANIAN HOMES AT NASSAU GROVE, L.L.C.

By:	K. Hovnanian Developments of Delaware, Inc., as the sole member of the foregoing limited liability company.

By: David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 34 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.

By:	K. Hovnanian’s Four Seasons At Menifee Valley, L.L.C.

By: David G. Valiaveedan
Vice-President — Finance
HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of North Carolina, Inc., as the sole member of the foregoing limited liability company.

By: David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 35 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
K. HOVNANIAN’S FOUR SEASONS AT BAILEY’S GLENN, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.

By:	K. Hovnanian Homes of North Carolina, Inc. as the sole member of the foregoing limited liability companies

By: David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 36 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
K. HOVNANIAN HOMES OF INDIANA, L.L.C.

By:	K. Hovnanian Developments of Indiana, Inc., as the sole member of the foregoing limited liability company.

By: David G. Valiaveedan
Vice-President — Finance
K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.

By:	K. Hovnanian Developments of Kentucky, Inc., as the sole member of the foregoing limited liability companies.

By: David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 37 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.

By:	K. Hovnanian Developments of Connecticut, Inc., as the sole member of the foregoing limited liability company.

By: David G. Valiaveedan
Vice-President — Finance
K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

By:	K. Hovnanian Developments of Illinois, Inc., as the sole member of the foregoing limited liability company.

By: David G. Valiaveedan
Vice-President — Finance
HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C
K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

By:	K. Hovnanian Developments of Georgia, Inc., as the sole member of each of the foregoing limited liability companies.

By: David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 38 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
WESTMINSTER HOMES OF ALABAMA, L.L.C.
WESTMINSTER HOMES OF MISSISSIPPI, L.L.C.

By:	Washington Homes, Inc., as sole member of each of the foregoing limited liability companies.

By:

David G. Valiaveedan
Vice-President — Finance

K. HOVNANIAN AT EWING, L.L.C.

	By:	K. Hovnanian at Lakewood, Inc., as sole member of the foregoing limited liability company

		By:	David G. Valiaveedan
Vice-President — Finance

[SIGNATURE PAGE 39 OF 39 TO THE THIRD LIEN PLEDGE AGREEMENT]
M&M INVESTMENTS, L.P.

By:	The Matzel & Mumford Organization, Inc., as general partner of the foregoing limited partnership.

By: David G. Valiaveedan
Vice-President — Finance
Address for Notices for each of the foregoing Pledgors:
c/o K. Hovnanian Enterprises, Inc.
110 West Front St., P.O. Box 500
Red Bank, NJ 07701
Attention: David G. Valiaveedan
Telephone: (732) 747-7800
Telecopy: (732) 747-6835

SCHEDULE A
TO
THIRD LIEN PLEDGE AGREEMENT

State of
	Entity Name	Formation	Members
LLC	K. HOVNANIAN AT BRIDGEWATER I, L.L.C	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT CHESTER I, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT CHESTERFIELD, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT EDGEWATER, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT FLORENCE I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT FLORENCE II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT FOREST MEADOWS, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT GREAT NOTCH, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT GUTTENBERG, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT HAWTHORNE, L.L.C	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT LONG BRANCH I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.

LLC	K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.

LLC	K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.

LLC	K. HOVNANIAN AT LOWER MORELAND I, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.

LLC	K. HOVNANIAN AT LOWER MORELAND II, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.
SCHEDULE A – 1

State of
	Entity Name	Formation	Members
LLC	K. HOVNANIAN AT MANALAPAN III, LLC	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT MANSFIELD I, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT MILLVILLE I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT MILLVILLE II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT MONROE III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT MONTVALE, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT NORTH BERGEN, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT NORTH CALDWELL, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT PITTSGROVE, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT READINGTON II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT RED BANK, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT SMITHVILLE III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT SOMERS POINT, LLC	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT TEANECK, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.

LLC	K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.

LLC	K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.	FL	Hovnanian Developments of Florida, Inc.
SCHEDULE A – 2

State of
	Entity Name	Formation	Members
LLC	K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.	PA	K. Hovnanian at Perkiomen II, Inc.

LLC	K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC	AZ	K. Hovnanian Developments of Arizona, Inc.

LLC	K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.	AZ	K. Hovnanian Developments of Arizona, Inc.

LLC	K. HOVNANIAN HOLDINGS NJ, LLC	NJ	K. Hovnanian Developments of New Jersey, Inc.

LLC	K. HOVNANIAN NORTHEAST SERVICES, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.

LLC	K. HOVNANIAN OHIO REALTY, L.L.C.	OH	K. Hovnanian Developments of Ohio, Inc.

LLC	K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.

LLC	K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C	MI	K. Hovnanian Developments of Michigan, Inc.

LLC	K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.	WV	K. Hovnanian Developments of West Virginia, Inc.

LLC	K. HOVNANIAN SUMMIT HOMES, L.L.C.	OH	K. Hovnanian Developments of Ohio, Inc.

LLC	K. HOVNANIAN T&C HOMES AT MINNESOTA, L.L.C.	MN	K. Hovnanian Developments of Minnesota, Inc.

LLC	M&M AT CHESTERFIELD, LLC	NJ	The Matzel & Mumford Organization, Inc.

LLC	M&M AT TAMARACK HOLLOW, L.L.C.	NJ	M&M Investments, L.P.
SCHEDULE A – 3

SCHEDULE B
Actions to Perfect
1.	With respect to each Pledgor organized under the laws of the state of Alabama as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Alabama Secretary of State.
2.	With respect to each Pledgor organized under the laws of the state of Arizona as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Arizona Secretary of State.
3.	With respect to each Pledgor organized under the laws of the state of California as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the California Secretary of State.
4.	With respect to each Pledgor organized under the laws of the state of Connecticut as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral the Connecticut Secretary of State.
5.	With respect to each Pledgor organized under the laws of the state of Delaware as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Delaware Secretary of State.
6.	With respect to each Pledgor organized under the laws of the District of Columbia as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the District of Columbia Recorder of Deeds.
7.	With respect to each Pledgor organized under the laws of the state of Florida as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Florida Secured Transaction Registry.
8.	With respect to each Pledgor organized under the laws of the state of Georgia as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Office of the Clerk of Superior Court of any County of Georgia.
9.	With respect to each Pledgor organized under the laws of the state of Illinois as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Illinois Secretary of State.
SCHEDULE B – 1

10.	With respect to each Pledgor organized under the laws of the state of Indiana as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Indiana Secretary of State.
11.	With respect to each Pledgor organized under the laws of the state of Kentucky as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Kentucky Secretary of State.
12.	With respect to each Pledgor organized under the laws of the state of Maryland as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Maryland State Department of Assessments and Taxation.
13.	With respect to each Pledgor organized under the laws of the state of Michigan as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Michigan Secretary of State.
14.	With respect to each Pledgor organized under the laws of the state of Minnesota as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Minnesota Secretary of State.
15.	With respect to each Pledgor organized under the laws of the state of Mississippi as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Mississippi Secretary of State.
16.	With respect to each Pledgor organized under the laws of the state of New Jersey as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the New Jersey Division of Commercial Recording.
17.	With respect to each Pledgor organized under the laws of the state of New York as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the New York Secretary of State.
18.	With respect to each Pledgor organized under the laws of the state of North Carolina as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the North Carolina Secretary of State.
19.	With respect to each Pledgor organized under the laws of the state of Ohio as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Ohio Secretary of State.
20.	With respect to each Pledgor organized under the laws of the state of Pennsylvania as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code
SCHEDULE B – 2

Financing Statement that reasonably identifies the Pledged Collateral with the Pennsylvania Secretary of the Commonwealth.
21.	With respect to each Pledgor organized under the laws of the state of South Carolina as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the South Carolina Secretary of State.
22.	With respect to each Pledgor organized under the laws of the state of Tennessee as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Tennessee Secretary of State.
23.	With respect to each Pledgor organized under the laws of the state of Texas as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Texas Secretary of State.
24.	With respect to each Pledgor organized under the laws of the state of Virginia as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Virginia State Corporation Commission.
25.	With respect to each Pledgor organized under the laws of the state of West Virginia as identified on Schedule D of the Junior Noteholder Security Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the West Virginia Secretary of State.
26.	With respect to the Pledged Collateral constituting certificated securities, delivery of the certificates representing such Pledged Collateral to the Perfection Agent in registered form, indorsed in blank, by an effective endorsement or accompanied by undated stock powers with respect thereto duly indorsed in blank by an effective endorsement.
SCHEDULE B – 3